SUMMARY PROSPECTUS
May 1, 2016
CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND*
Class: (Ticker)	I (CTTIX)
Link to Prospectus (Table of Contents)		Link to Statement of Additional Information (Table of Contents)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated May 1, 2016, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to earn the highest level of interest income, exempt from federal income taxes, as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Fund.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.47%
Distribution and service (12b-1) fees	None
Other expenses	4.06%
Total annual fund operating expenses	4.53%
Less fee waiver and/or expense reimbursement[2]	(4.08%)
Total annual fund operating expenses after fee waiver and\or expense reimbursement	0.45%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 Calvert has agreed to contractually limit direct net annual fund operating expenses through April 30, 2017. Direct net operating expenses will not exceed 0.45% for Class I. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class I to 2.00% through April 30, 2026. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
* Formerly named Calvert Tax-Free Bond Fund.

•	you invest $1,000,000 in the Fund for the time periods indicated;
•	your investment has a 5% return each year;
•	the Fund’s operating expenses remain the same; and
•	any Calvert expense limitation and/or fee waiver is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$4,602	$47,686	$93,394	$220,216
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
Under normal market conditions, at least 80% of the income from the Fund will be exempt from federal income tax.
The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor. The Advisor looks for securities with strong credit quality that are attractively priced in various maturity ranges. To the extent it may do so consistent with its investment objective, the Fund follows a strategy to also seek to provide a competitive rate of total return. The Fund may invest in securities without limitation

SUMMARY PROSPECTUS MAY 1, 2016 1

as to their maturity or duration, and there is no upper or lower limit on the Fund’s average maturity or average duration. At the sole discretion of the Fund’s portfolio manager, the Fund may seek out attractive investment opportunities across the yield curve based upon the evaluation of then-prevailing and anticipated economic, financial and business conditions.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Fund may invest in a variety of tax-exempt obligations, including tax-supported debt (general obligation bonds of state and local issuers), various types of revenue debt (transportation, housing, utilities, hospital), special tax obligations, qualified private activity bonds, municipal leases, and certificates of participation in such investments.
The Fund seeks securities that meet its fundamental investment criteria and contribute to the long-term viability of the communities in which the Fund invests. These community impact bonds include investments that support affordable housing, prioritize education resources and provide assistance to children, the elderly and veterans, among others.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO. The credit risk of an unrated security will vary depending on its equivalent credit quality and whether it is supported by a credit enhancement.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Municipal Bond Risk. In addition to interest rate risk and credit risk, different types of municipal bonds may be affected differently, based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, and court rulings.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.

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Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class I shares prior to July 15, 2015 (the Class I shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class I share performance would have been higher than Class A share performance because Class I has lower class-specific expenses than Class A.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	3/31/2009	4.52%
Worst Quarter (of periods shown)	12/31/2010	-4.52%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	3.15%	4.39%	3.15%
Return after taxes on distributions	1.96%	3.13%	1.86%
Return after taxes on distributions and sale of Fund shares	1.77%	2.85%	1.91%
Barclays Municipal Bond Index(reflects no deduction for fees, expenses or taxes)	3.30%	5.35%	4.72%
Lipper General & Insured Municipal Debt Funds Average (reflects no deduction for taxes)	2.98%	5.57%	4.08%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Thomas A. Dailey	Vice President, Portfolio Manager	Since January 2004
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

To Buy Shares
New Accounts (include application)	For wire instructions, call 800-327-2109

To Sell Shares
By Telephone	Call 800-368-2745
TAX INFORMATION
Dividends derived from interest on municipal obligations constitute exempt interest dividends, on which you are not subject to federal income tax. However, dividends which are from taxable interest and any distributions of short-term capital gain are taxable to you as ordinary income. If the Fund makes

SUMMARY PROSPECTUS MAY 1, 2016 3

any distributions of long-term capital gains, then these are taxable to you as long-term capital gains, regardless of how long you held your shares of the Fund. Dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum tax for individuals and for corporations. The Fund may derive up to 20% of its income from taxable investments, for liquidity purposes or pending investment. Interest earned from taxable investments will be taxable as ordinary income. See “Dividends, Capital Gains and Taxes” in this Prospectus for additional information.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:
No. 811-03101 Calvert Management Series

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)

4 SUMMARY PROSPECTUS MAY 1, 2016